H Y P E R I O N
                                      2002
                                   TERM TRUST



                                 Annual Report
                                  May 31, 1998










-----------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Report of the Investment Advisor
------------------------------------------------------------------------

July 20, 1998

Dear Shareholder:
We welcome this opportunity to provide you with information about Hyperion 2002 Term Trust, Inc. (the "Trust") for its annual period ended May 31, 1998 and to share our outlook for the Trust's current fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTB".

Description Of The Trust
The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or MBS rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch IBCA, Inc.).


Market Environment

Prices for fixed income securities have increased over the last six months with interest rates falling an average of 25 basis points. A significant factor contributing to the strong performance of the bond market are the current low levels of inflation in the U.S. economy. The rise in the Consumer Price Index ("CPI") in 1997 was 2.2% versus a 3.0% to 3.5% range throughout most of the 1990s. Although the CPI has increased slightly this year, the Federal Reserve has chosen to keep short term interest rates unchanged. Asia's economic difficulties, and lower global inflation, continue to be key factors affecting domestic fixed income market volatility and performance. Japan, China and Korea are economies that impact U.S. fixed income markets. The weakness in these economies is having an offsetting influence on the strong domestic economy and its increased wage pressures, giving rise to the strong performance in the U.S. fixed income markets.

Hyperion Capital Management, Inc. ("Hyperion") continues to be optimistic on the bond market. Positive fundamentals, such as an improving fiscal policy, declining government deficits, and an expectation of prolonged economic problems in Asia are some of the major factors in place supporting Hyperion's outlook for lower bond yields.

As a result of the current low interest rate environment, prepayment risk has increased. A combination of efficient computer technology and greater media publicity has made mortgage refinancing a potentially common occurrence. Recently, homeowners have been made more aware of the best time to refinance through more thorough and timely news reports, advertising and other forms of media. Powerful search engines on the Internet and the public's increasing comfort with this new informative tool provide further opportunity for homeowners to refinance quicker, cheaper and without many of yesterday's refinancing hassles. In order to reduce exposure to prepayment risk, Hyperion's strategy has been to increase the allocation of securities in the portfolio to those that are structured to deflect prepayment risk and whose underlying collateral is less prepayment sensitive.

Portfolio Strategy and Performance

Over the last six months, the decline in interest rates and subsequent increase in the market value of many of the portfolio's holdings, allowed Hyperion to improve the overall stability of the portfolio. We increased the Trust's allocation in securities, the maturities of which closely matched the targeted termination date, and sold some securities that had begun to demonstrate less maturity certainty. The portfolio's exposure to prepayment insensitive securities was increased into primarily U.S. Treasury securities, U.S. Agency and asset-backed securities. The Trust also increased its exposure to mortgage securities that had a higher degree of prepayment protection because the underlying mortgage interest rate was below the band of economic "refinancability", or simple collateralized mortgage obligations ("CMOs") securities with a higher than average degree of prepayment protection. Also, given the current availability of low cost mortgage refinancing, we took steps to reduce the Trust's potential sensitivity to this refinancing trend. Over the last year, we increased the portfolio's allocation to securities which we believe will be more protected from prepayment risk, such as planned amortization class CMOs ("PAC CMOs") and asset-backed securities ("ABS"). PAC CMOs differ from many other mortgage-backed securities because cash flows produced by a PAC CMO have a higher degree of predictability so long as the rate of mortgage refinancings remain in a given range. Asset-backed securities are securities collateralized by assets that are not mortgage loans. They are typically backed by large pools of homogeneous loans, such as automobile loans and credit card receivables.

Because the underlying loans are less likely to "refinance" regardless of the prevailing interest rate environment, these securities have exhibited both greater maturity stability and greater predictability of cash flows. The portfolio increased its asset allocation to these two sectors by 26%, as these securities have outperformed those securities with less refinancing protection over the last year.

The Trust's total return based on Net Asset Value for the six and twelve month periods ending May 31, 1998 were 4.98% and 15.58% respectively. Total return is based upon the change in Net Asset Value of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholder is $0.03958 per share. The current yield of 5.85% on shares of the Trust is based on the NYSE closing price of $8.1250 on May 29, 1998.

As of the end of July, the Trust, inclusive of leverage, had an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 5.7 years, with the core (unlevered) assets having a duration of 3.7 years.

During the past twelve months, the Trust has continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions have been made when the share price of the Trust was significantly below the Trust's NAV. By purchasing the stock at a discount to the NAV and retiring the stock, the spread (between stock purchase price and the NAV) is captured by the Trust and benefits all of the Trust's remaining shareholders. During the year ended May 31,1998, the Trust has repurchased and retired 3,051,600 shares, capturing $0.0941 in additional NAV per share or $2,905,461 in an actual dollar amount for shareholders.

The chart that follows shows the allocation of the Trust's holdings by asset category on May 31, 1998.


                               HYPERION 2002 TERM TRUST, INC.
                       PORTFOLIO OF INVESTMENTS AS OF MAY 31, 1998 *
                                       PIE CHART

U.S. Government Agency Collateralized Mortgage Obligations            54.3%
Collateralized Mortgage Obligations                                   10.7%
Asset-Backed Securities                                               21.1%
Municipal Zero Coupon Securities                                       8.4%
U.S. Treasury Obligations                                              5.3%
Repurchase Agreement                                                   0.2%
*As a percentage of total investments.


Conclusion

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.


Sincerely,




KENNETH C. WEISS
Chairman,
Hyperion 2002 Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




CLIFFORD E. LAI
President,
Hyperion 2002 Term Trust, Inc.
Managing Director and Chief Investment Officer,
Hyperion Capital Management, Inc.









   ---------------------------------------------------------------------------------------------------------------------
   HYPERION 2002 TERM TRUST, INC.
   Portfolio of Investments
   May 31, 1998                                                                 Principal
                                              Interest                            Amount                  Value
                                                Rate            Maturity          (000s)                (Note 2)
   ---------------------------------------------------------------------------------------------------------------------

   U.S. GOVERNMENT & AGENCY OBLIGATIONS - 87.4%
   U.S. Government Agency Collateralized Mortgage Obligations (REMICs) - 79.6%
   Federal Home Loan Mortgage Corporation
     Series 1998, Class PE                     5.50%           11/18/15          $ 20,000              $ 19,649,100
     Series 1628, Class G                      5.85            08/15/19            14,000                13,920,690
     Series 2021, Class PN                     6.00            08/15/17            30,125 @              29,971,013
     Series 1628, Class KC                     6.25            05/15/09            10,075                10,081,485
     Series 1973, Class PD                     6.50            01/15/18            26,964 @              27,152,085
     Series 1978, Class PB                     6.50            07/15/18            27,420                27,785,264
     Series 1725,  Class B                     7.00            10/15/20             7,364                 7,507,532
                                                                                                  ----------------------
                                                                                                        136,067,169
                                                                                                  ----------------------
   Federal National Mortgage Association
     Series 1998-4, Class PA                   6.00            02/18/16            71,630 @              71,603,876
     Series 1997-58, Class PH                  6.50            06/18/18            15,610                15,809,099
                                                                                                  ----------------------
                                                                                                         87,412,975
                                                                                                  ----------------------

   Total U.S. Government Agency Collateralized Mortgage Obligations (REMICs)
          (Cost -   $ 222,413,560 )                                                                     223,480,144
                                                                                                  ----------------------

   U.S. Treasury Obligations - 7.8%
     U.S. Treasury Notes                          5.75      11/30/02                5,300 @               5,331,472
                                                  6.13      08/15/07               16,000 @              16,520,016
                                                                                                  ----------------------
   Total U.S. Treasury Obligations
          (Cost -    $ 22,036,446 )                                                                      21,851,488
                                                                                                  ----------------------

   Total U.S. Government & Agency Obligations
          (Cost -   $ 244,450,006 )                                                                     245,331,632
                                                                                                  ----------------------

   ---------------------------------------------------------------------------------------------------------------------

   ASSET-BACKED SECURITIES - 30.9%
   Chemical Master Credit Card Trust I
     Series 1995-3, Class A                        6.23      04/15/05               19,813                20,099,199
                                                                                                  ----------------------

   Citibank Credit Card Master Trust I
     Series 1997-2, Class A                        6.55      02/15/04               20,000                20,434,100
                                                                                                  ----------------------

   FirstPlus Home Loan Owner
     Series 1998-2, Class A                        6.23      6/10/10                 5,716                 5,732,490
                                                                                                  ----------------------

   Sears Credit Account Master Trust
     Series 1996-3, 4CTF Class A                   6.45      10/16/06               20,000                20,395,300
                                                                                                  ----------------------

   The Money Store Home Equity Trust
     Series 1992-M1, Class A2                      7.05      11/25/02               19,339                20,107,264
                                                                                                  ----------------------

   Total Asset-Backed Securities
          (Cost -    $ 83,999,509 )                                                                          86,768,353
                                                                                                  ----------------------

   ---------------------------------------------------------------------------------------------------------------------


   COLLATERALIZED  MORTGAGE OBLIGATIONS (REMICs) - 15.6% GE Capital
   Mortgage Services, Inc.
     Series 1994-3, Class A12                      6.50      01/25/24               15,338                15,089,072
     Series 1996-4, Class A5                       7.00      03/25/26               15,374                15,522,116
     Series 1996-11, Class A5                      7.50      07/25/26                8,051                 8,307,610
                                                                                                  ----------------------
                                                                                                             38,918,798
                                                                                                  ----------------------

   Residential Funding Mortgage Securities I, Inc.
     Series 1996 S9, Class A7                      7.25      04/25/26              $ 4,895               $ 5,054,680
                                                                                                  ----------------------

   Total Collateralized Mortgage Obligations (REMICs)
          (Cost -    $ 42,150,965 )                                                                          43,973,478
                                                                                                  ----------------------

   ---------------------------------------------------------------------------------------------------------------------


   MUNICIPAL ZERO COUPON SECURITIES - 12.3%
   Massachusetts - 4.2%
   Massachusetts State
        Series B, FGIC                              (a)         06/01/02                5,000                 4,236,475
        Series B, AMBAC                             (a)         08/01/02                8,830                 7,430,207
                                                                                                  ----------------------
                                                                                                             11,666,682
                                                                                                  ----------------------
   Pennsylvania - 3.4%
   Pittsburgh Pennsylvania, Water & Sewer Authority
       Series A, Revenue Bonds, FGIC                (a)         09/01/03               12,000                 9,595,680
                                                                                                  ----------------------

   Texas - 2.2%
   San Antonio Texas, Electric & Gas
        Revenue Bonds, AMBAC                        (a)         02/01/03                7,500                 6,139,567
                                                                                                  ----------------------

   Utah - 2.5%
   Intermountain Power Agency, Utah Power Supply
        Series B, Revenue Bonds, AMBAC              (a)         07/01/02                8,490                 7,086,051
                                                                                                  ----------------------

   Total Municipal Zero Coupon Securities
          (Cost -    $ 31,672,357 )                                                                          34,487,980
                                                                                                  ----------------------

   ---------------------------------------------------------------------------------------------------------------------


   REPURCHASE AGREEMENT - 0.3%
   Dated 05/29/98, with State Street Bank and
     Trust Company, proceeds: $946,394;
     collateralized by $895,000 U.S. Treasury Note,
     6.500 %, due  11/15/26, value: $970,841
          (Cost -       $ 946,000 )                   5.00      06/01/98                  946                 $ 946,000
                                                                                                  ----------------------

   ---------------------------------------------------------------------------------------------------------------------

   TOTAL INVESTMENTS - 146.5%
          (Cost -   $ 403,218,837 )                                                                       $ 411,507,443

   Liabilities in Excess of Other Assets - (46.5%)                                                         (130,647,658)
                                                                                                  ----------------------

   NET ASSETS - 100.0%                                                                                    $ 280,859,785
                                                                                                  ======================


   ----------------------------------------------------------------------------

                @ - Portion of or entire principal amount delivered to counterparty as collateral for reverse repurchase agreements (Note 5)
              (a)  - Zero Coupon Bonds
            AMBAC  - American Municipal Bond Assurance Corporation
             FGIC  - Financial Guaranty Insurance Company
            REMIC - Real Estate Mortgage Investment Conduit See notes to financial statements.





----------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Assets and Liabilities
May 31, 1998


----------------------------------------------------------------------------------------------------------------------

Assets:
Investments, at value (cost $403,218,837) .............             $     411,507,443
Cash .................................                                         11,057
Interest receivable......................                                   2,424,656
Prepaid expenses and other assets...............                              246,512
                                                                    ------------------
          Total assets........................                            414,189,668
                                                                    ------------------

Liabilities:
Reverse repurchase agreements (Note 5).............                       132,819,750
Payable for trust shares Repurchased........................                  203,875
Interest payable for reverse repurchase agreements
(Note 5) ................                                                     190,293
Accrued expenses and other liabilities...........................             115,965
                                                                    ------------------
          Total liabilities..................................             133,329,883
                                                                    ------------------

Net Assets (equivalent to $ 9.09 per share based on 30,888,439
shares outstanding)........                                          $     280,859,785
                                                                    ==================

Composition of Net Assets:
Capital stock, at par (Note 6)..............................        $         308,884
Additional paid-in capital (Note 6)...........................            299,082,216
Undistributed net investment income....................                     8,127,825
Accumulated net realized losses........................                   (34,947,746)
Net unrealized appreciation....................                             8,288,606
                                                                    ------------------
                                                                      ================
Net assets applicable to capital stock outstanding..................$.....280,859,785
                                                                    ==================


See notes to financial statements.





---------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Operations
For the Year Ended May 31, 1998


---------------------------------------------------------------------------------------------------------------------

Investment Income (Note 2):
         Interest.......................                                 $    26,554,876
                                                                         ----------------

Expenses:
         Investment advisory fee (Note 3)........................              1,412,271
         Administration fee (Note 3)....................                         426,445
         Insurance...........                                                    151,874
         Custodian..................                                              81,344
         Reports to shareholders.............                                     61,896
         Accounting and tax services...............                               64,800
         Directors' fees.............................                             46,000
         Registration...........                                                  32,786
         Transfer agency.................                                         25,721
         Amortization of organization expenses (Note 2).............               3,507
         Legal..................................                                  16,134
         Miscellaneous...................................                         22,843
                                                                         ----------------
                  Total operating expenses..........................           2,345,621
         Interest expense (Note 5).............................                6,994,599
                                                                         ----------------
                  Total expenses.................................              9,340,220
                                                                         ----------------
         Net investment income......................................          17,214,656
                                                                         ----------------

Realized and Unrealized Gains (Losses) on Investments, Futures,
          and Options Transactions (Note 2):
Net realized gains (losses) on:
         Investment transactions...........................                   15,896,048
         Futures transactions.....................                               211,077
         Options transactions.......................                             (52,674)
                                                                         ----------------
                                                                              16,054,451
                                                                         ----------------

Net change in unrealized appreciation on investments..............             3,067,190
                                                                         ----------------

Net realized and unrealized gain on investments, futures
           and options transactions......................                     19,121,641
                                                                         ----------------
Net increase in net assets resulting from operations................     $    36,336,297
                                                                         ================


See notes to financial statements.




----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statements of Changes in Net Assets
                                                                                   For the Year             For the Year
                                                                                      Ended                    Ended
                                                                                   May 31, 1998             May 31, 1997
---------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets Resulting from Operations:
     Net investment income..............................                     $           17,214,656     $       20,964,554
     Net realized gains (losses) on investments, short sales, futures
          and option transactions........................                                16,054,451             (4,623,471)
     Net change in unrealized appreciation on investments..................               3,067,190             13,293,713
                                                                             -----------------------   --------------------
     Net increase in net assets resulting from operations..................              36,336,297             29,634,796
                                                                             -----------------------   --------------------

Dividends to Shareholders (Note 2):
     Net investment income.................                                             (15,068,145)           (18,367,468)
                                                                             -----------------------   --------------------

Capital Stock Transactions (Note 6):
     Cost of Trust shares repurchased and retired..........................             (23,762,315)           (13,948,012)
                                                                             -----------------------   --------------------

               Total decrease in net assets......................                        (2,494,163)            (2,680,684)

Net Assets:
     Beginning of period........................................                        283,353,948            286,034,632
                                                                             -----------------------   --------------------
     End of period (including undistributed net investment income
          of $8,127,825 and $5,981,314, respectively).............           $          280,859,785     $      283,353,948
                                                                             =======================   ====================

See notes to financial statements.




-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended May 31, 1998


-----------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Cash:
Cash flows provided by operating activities:
    Interest received (excluding net accretion of $1,838,974).......................     $               24,356,632
    Interest expense paid..........................                                                      (7,063,732)
    Operating expenses paid...............                                                               (2,640,959)
    Purchase of short-term portfolio investments, including options, net............                       (277,674)
    Purchase of long-term portfolio investments ....................................                   (342,622,538)
    Proceeds from dispositions of long-term portfolio investments and
      principal paydowns..............                                                                  368,476,319
    Net cash provided by futures transactions...........................                                    211,077
                                                                                           -------------------------
    Net cash provided by operating activities................................                            40,439,125
                                                                                           -------------------------

Cash flows used for financing activities:
    Cash used to repurchase and retire Trust shares.................................                    (23,812,431)
    Net cash used for reverse repurchase agreements.........................                             (1,547,500)
    Cash dividends paid...................................                                              (15,068,145)
                                                                                           -------------------------
    Net cash used for financing activities..................                                            (40,428,076)
                                                                                           -------------------------
Net increase in cash........................................                                                 11,049
Cash at beginning of period.....................................................                                  8
                                                                                           -------------------------
Cash at end of period.............................                                       $                   11,057
                                                                                           =========================

Reconciliation of Net Increase in Net Assets Resulting from
  Operations to Net Cash Provided by Operating Activities:
Net increase in net assets resulting from operations.........................            $               36,336,297
                                                                                           -------------------------
    Decrease in investments................                                                               7,544,925
    Increase in net unrealized appreciation on investments..........................                     (3,067,190)
    Increase in interest receivable....................                                                     (10,436)
    Increase in other assets......................................                                         (129,055)
    Decrease in advisory/administration fees payable................................                       (157,481)
    Decrease in other liabilities.............................                                              (77,935)
                                                                                           -------------------------
          Total adjustments......................                                                         4,102,828
                                                                                           -------------------------
Net cash provided by operating activities............................                    $               40,439,125
                                                                                           =========================

See notes to financial statements.




-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Financial Highlights
                                                          For the Year    For the Year    For the Year   For the Year  For the Year
                                                            Ended            Ended          Ended           Ended           Ended
                                                           May 31, 1998   May 31, 1997   May 31, 1996   May 31, 1995    May 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period.....................      8.35   $      7.98   $      8.46      $      8.07 $         9.05
                                                            --------    ----------     ---------        ---------  -------------
Net investment income..........................................0.56..........0.60..........0.58......       0.67           0.68
Net realized and unrealized gain (loss)
on investment, short sale, futures and
option transactions....................                        0.56          0.24         (0.54)            0.34          (0.95)
                                                            --------    ----------     ---------          ---------  -------------
Net increase (decrease) in net asset value
resulting from operations..................                    1.12          0.84          0.04             1.01          (0.27)
Net effect of shares repurchased.........................      0.09          0.05          0.01             0.01           0.01
Dividends from net investment income.....................     (0.47)        (0.52)        (0.53)           (0.63)         (0.72)
                                                            --------    ----------     ---------          ---------  -------------
Net asset value, end of period......................           9.09  $       8.35   $      7.98  $          8.46$          8.07
                                                            ========    ==========     =========          =========  =============
Market price, end of period..........................          8.13  $       7.25   $      6.875 $          7.25$          7.25
                                                         ========    ==========     =========             =========  =============

Total Investment Return +................                     18.93%        13.28%         2.11%        9.46%        (13.17)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)................            $280,860      $283,354      $286,035     $304,083       $291,463
Operating expenses...............                              0.83%         0.86%         0.93%        0.91%          0.81%
Interest expense...............                                2.48%         2.47%         2.47%        2.29%          1.34%
Total expenses...........                                      3.31%         3.33%         3.40%        3.20%          2.15%
Net investment income................                          6.09%         7.16%         6.89%        8.50%          7.90%
Portfolio turnover rate..................                        83%           35%           64%         356%           628%



+    Total investment  return is computed based upon the
     New York Stock Exchange market price of the Trust's
     shares and excludes the effects of sales loads
     or brokerage commissions.
----------
See notes to financial statements.



--------------------------------------------------------------------------------
HYPERION 2002 TERM TRUST, INC.
Notes to Financial Statements
May 31, 1998
--------------------------------------------------------------------------------

1.  The Trust:

Hyperion 2002 Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on July 29, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2002 and thereafter to terminate.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in securities of the highest credit quality and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2002. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ("MBS") issued or guaranteed by the U.S. Government or one of its agencies or rated AAA by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Moody's Investors Service, Inc.). No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments : Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current ask price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.


Options Written or Purchased : The Trust may purchase or write options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Financial Futures Contracts : A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Securities Transactions and Investment Income : Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes : It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions : The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains have been determined in accordance with income tax regulations and may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses : A total of $40,500 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced investment operations. As of May 31, 1998, all deferred organization expenses have been completely amortized.

Cash Flow Information : The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements : The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Hyperion Capital Management, Inc. (the "Advisor") is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.




3.  Investment Advisory and Administration Agreements:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.50% of the Trust's average weekly net assets. During the year ended May 31, 1998, the Advisor received $1,412,271 in investment advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a sub-administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform certain administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended May 31, 1998, the Administrator received $426,445 in Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, Administrator and Sub-Administrator.

4.  Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the year ended May 31, 1998 were $65,760,395 and $113,692,715, respectively. Purchases and sales of U.S. Government securities, for the year ended May 31, 1998 were $276,862,143 and $247,178,625, respectively. For purposes of this note, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at May 31, 1998 was $403,218,837 which was the same for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $8,288,606 (gross unrealized appreciation -- $9,264,802; gross unrealized depreciation --
$976,196). At May 31, 1998, the Trust had a capital loss carryforward of $31,460,342, of which $14,612,012 expires in 2002, $7,809,791 expires in 2003,
$4,415,068 expires in 2004 and $4,623,471 expires in 2005, available to offset any future capital gains. However, if the Trust terminates as expected in 2002 the capital loss carryforward must be utilized by 2002 in order for shareholders to realize a benefit.

5.  Borrowings:

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 1998, the Trust had the following reverse repurchase agreements outstanding:

                                                          Maturity in
                                                          Zero to 30 days
                   Maturity Amount,  including  Interest  $133,190,364
                   Payable
                   Market Value of Assets Sold
                     Under Agreements........             $137,284,280
                   Weighted Average Interest Rate         5.60%
                                                          -----

                   --------------------------------------

The average daily balance of reverse repurchase agreements outstanding during the twelve months ended May 31, 1998, was approximately $123,410,975, at a weighted average interest rate of 5.67%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $137,334,000 as of July 1, 1997, which was 32.57% of total assets.

6.  Capital Stock:

At May 31, 1998, there were 75 million shares of $0.01 par value common stock authorized. Of the 30,888,439 shares outstanding at May 31, 1998, the Advisor owned 10,639 shares.

The Trust has in effect a stock repurchase program. On September 23, 1997, the Board of Directors authorized the Trust to purchase and retire up to 25% (changed from 15%) of its then outstanding common shares, or approximately 9.1 million (changed from 5.4 million) of the Trust's shares, in the open market. The purchase price may not exceed the then-current net asset value.

During the year ended May 31, 1998 and year ended May 31, 1997, the Trust repurchased totals of 3,051,600 and 1,905,800 shares of its outstanding common stock at costs of $23,762,315 and $13,948,012 and average discounts of approximately 11.2% and 11.7% from its net asset value, respectively. All shares repurchased either have been or will be retired.

7.  Financial Instruments:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There were no open futures contracts at May 31, 1998.

There was no written option activity for the year ended May 31, 1998.

8.  Litigation:

No litigation is currently pending against the Trust. In 1993, purported class action lawsuits were instituted against the Trust and its directors, officers and underwriters by certain shareholders of the Trust in the United States District Court, Southern district of New York. The Advisor was later added as a defendant. The plaintiffs' second consolidated amended complaint was dismissed in July 1995 without leave to replead, and the dismissal was upheld by the U.S. Court of Appeals for the Second Circuit in October 1996. In June 1997, the United States Supreme Court denied plaintiffs' petition for a writ of certiorari, and no further appeals are possible.

Pursuant to the Underwriting Agreement between the Trust and its underwriters, the Trust and the Advisor have jointly and severally agreed to indemnify the underwriters for their liabilities, losses and costs directly related to certain contents of the prospectus and registration statement of the Trust. Pursuant to these indemnification provisions, the Trust reimbursed $16,134 of litigation expenses to the Advisor during the year ended May 31, 1998. This amount was previously advanced by the Advisor on behalf of the Trust, its directors, certain of its officers and underwriters. The trust has included these amounts in legal fees.



--------------------------------------------------------------------------
--------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------

To the Board of Directors and Shareholders of Hyperion 2002 Term Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hyperion 2002 Term Trust, Inc. (the "Trust") at May 31, 1998, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at May 31, 1998 by correspondence with the custodian and brokers provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York  10036

July 20, 1998

--------------------------------------------------------------------------

TAX INFORMATION (unaudited)

--------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Trust's fiscal year end (May 31, 1998) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 1.74% of the Trust's distributions during the fiscal year ended May 31, 1998 were earned from U.S. Treasury obligations. None of the Trust's distributions qualify for the dividends received deduction available to corporate shareholders.

A notification sent to shareholders with respect to calendar 1997, which reflected the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, was made in conjunction with Form 1099-DIV and was mailed in January 1998. Because the Trust's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amounts to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Trust.
--------------------------------------------------------------------------

PROXY RESULTS (unaudited)

--------------------------------------------------------------------------

During the fiscal period ended May 31, 1998, Hyperion 2002 Term Trust, Inc. shareholders voted on the following proposals at a shareholders' meeting on October 14, 1997. The description of each proposal and number of shares voted are as follows:


------------------------------------------- ------------------- ------------------ ------------------------

                                                                  Shares Voted          Shares Voted
                                                                       For            Without Authority
------------------------------------------- ------------------- ------------------ ------------------------

1.  To elect to the Trust's Board of
        Directors:                          Kenneth C. Weiss       24,236,217               818,681
                                            Lewis S. Ranieri       24,228,574               826,324
                                            Patricia A. Sloan      24,223,398               831,500

------------------------------------------- ------------------- ------------------ ------------------------

                                               Shares Voted       Shares Voted          Shares Voted
                                                   For               Against               Abstain
------------------------------------------- ------------------- ------------------ ------------------------

2. To select Price Waterhouse LLP as the
     Trust's independent accountants:          24,632,603              94,595               327,700



------------------------------------------- ------------------- --------------
-------------------------------------------------------------------------------

                             YEAR 2000 CHALLENGE (unaudited)

-------------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.


-------------------------------------------------------------------------------

DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.



--------------------------------------------------------------------------------------------------------------------------------
Hyperion 2002 Term Trust, Inc.
Selected Quarterly Financial Data
(unaudited)
--------------------------------------------------------------------------------------------------------------------------------

                                                              Net realized and
                                                      unrealized gains (losses)     Net increase
                                                        on investment, short      (decrease) in net
                                      Net investment  sale, futures and options  assets resulting from  Dividends and
                                          income            transactions             operations         distributions    Share price
                                  -------------------  ------------------------- --------------------  --------------   ------------
Quarter ended          Total income  Amount    Per share   Amount   Per share  Amount  Per share*  Amount  Per share     High   Low
------------------------------------------------------------------------------------------------------------------------------------

November 2, 1992**
 to November 30, 1992 $ 1,811,843 $ 1,533,358   $0.04      737,934 $  $0.03  $2,271,292 $ 0.07   $     -   $    -    $10 1/8  10

February 28, 1993       9,122,966   7,032,751    0.19   (3,681,008)   (0.10)  3,351,743   0.09 7,265,759   0.20       10 1/8  9 1/2

May 31, 1993            9,872,116   7,502,266    0.21  (10,302,260)   (0.29) (2,799,994) (0.08)7,265,759   0.20       10 1/8  8 7/8

August 31, 1993         7,900,285   5,891,890    0.17   (7,056,496)   (0.19) (1,164,606) (0.02)7,265,759   0.20        9 7/8  8 1/4

November 30, 1993       7,647,909   6,287,067    0.17  (14,250,814)   (0.40  (7,963,747) (0.23)6,655,302   0.18        9 3/8  7 1/2

February 28, 1994       7,304,356   5,779,371    0.16   (3,697,312)   (0.10)  2,082,059   0.06 6,200,403   0.17            8  7 3/8

May 31, 1994            8,257,401   6,489,914    0.18   (9,318,373)   (0.26) (2,828,459) (0.08)5,876,469   0.17        7 5/8      7

August 31, 1994         8,111,892   6,080,085    0.17   (4,477,491)   (0.12)  1,602,594   0.05 5,863,752   0.17        7 3/8  6 3/4

November 30, 1994       8,953,967   6,721,015    0.19  (12,361,939)   (0.34) (5,640,924) (0.15)5,848,698   0.16        7 1/8  6 1/4

February 28, 1995       8,177,423   5,855,585    0.16    11,776,995    0.32  17,632,580   0.48 5,539,380   0.15            7  6 1/2

May 31, 1995            7,992,242   5,503,840    0.15    17,498,730    0.49  23,002,570   0.64 5,389,408   0.15        7 3/8  6 3/4

August 31, 1995         7,720,721   5,165,495    0.15   (1,657,645)   (0.05)   3,507,850   0.10 4,939,722   0.14       7 5/8  6 3/4

November 30, 1995       7,757,245   5,135,530    0.14     8,211,190    0.23  13,346,720   0.37 4,713,040   0.13        7 3/8      7

February 29, 1996       7,967,548   5,119,151    0.14   (7,838,546)   (0.22) (2,719,395) (0.08)4,708,389   0.13        7 1/2  7 1/8

May 31, 1996            7,830,152   5,524,086    0.15  (18,033,989)   (0.50)(12,509,903) (0.35)4,705,337   0.13        7 3/8  6 5/8

August 31, 1996         7,973,437   5,540,861    0.16       904,649    0.03   6,445,510   0.19 4,704,739   0.13        7 1/8  6 3/4

November 30, 1996       7,685,737   5,350,099    0.15    19,086,151    0.54  24,436,250   0.69 4,702,621   0.13        7 3/8  6 3/4

February 28, 1997       7,482,318   5,071,417    0.15   (10,119,650)  (0.29) (5,048,233) (0.14)4,667,444   0.13        7 1/2      7

May 31, 1997            7,568,189   5,002,177    0.14     (1,200,908) (0.04)  3,801,269   0.10 4,292,664   0.13        7 1/2      7

August 31, 1997         6,978,930   4,674,227    0.14     10,347,387   0.32  15,021,614   0.46 3,928,855   0.12        8 4/5  7 1/4

November 30, 1997       6,886,541   4,431,862    0.15      4,447,462   0.13   8,879,324   0.28 3,780,768   0.13            8  7 5/8

February 28, 1998       6,334,700   4,138,632    0.13      2,882,131   0.09   7,020,763   0.22 3,685,921   0.12        8 1/8  7 7/8

May 31, 1998            6,354,705   3,969,935    0.13      1,444,661   0.05   5,414,596   0.18 3,672,601   0.12        8 1/8      8



  *   Excludes net effect of shares repurchased.
**   Commencement of investment operations.

-------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR       CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.          STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                          225 Franklin Street
165 Broadway, 36th Floor                   Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:   INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                           PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                             1177 Avenue of the Americas
                                           New York, New York  10036
BOSTON EQUISERVE L.P.
Investor Relations Department              LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts  02266-8200          SULLIVAN & WORCESTER LLP
For Shareholder Services:                  1025 Connecticut Avenue, N.W.
(800) 426-5523                             Washington, D.C.  20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.


-------------------------------------------------------------------------------

Officers & Directors
-------------------------------------------------------------------------------

Kenneth C. Weiss
Chairman

Lewis S. Ranieri
Director

Rodman L. Drake*
Director

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Patricia A. Sloan
Director & Secretary

Garth Marston
Director Emeritus

Clifford E. Lai
President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer


* Audit Committee Members
----------------------------------------




----------------------------------------


This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


               Hyperion 2002 Term Trust, Inc.
                    One Liberty Plaza
                  165 Broadway, 36th Floor
                  New York, NY 10006-1404